UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Equity/Income Portfolio (Initial Class and Class L)

Annual Report

December 31, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which includes details as to offering price and other information.

Management Discussion

The Maxim T. Rowe Price Equity/Income Portfolio underperformed its benchmark, the S&P 500 Index, for the 12 months ended December 31, 2011. The Portfolio (Initial Class shares) returned -0.88% while the S&P 500 Index returned 2.11%. Overall, both sector allocation and stock selection detracted from relative returns. Stock selection in both the information technology and consumer discretionary sectors significantly weighed on relative performance. The utilities sector was the largest contributor to relative performance due to both our overweight position in the strongest performing sector, as well as stock selection.

Major U.S. stock market indexes moved in a wide trading range in 2011 but were ultimately little changed for the year. Market volatility was high, driven by economic and geopolitical concerns. As the year began, equities climbed on encouraging economic news. Stocks started falling in May, however, as the U.S. and European economies weakened. Volatility and selling pressure increased after Standard & Poor’s downgraded the U.S. government’s long-term sovereign credit rating in early August. Shares bottomed in early October, then rallied sharply. As measured by various Russell indexes, growth stocks outperformed value stocks among large- and small-cap names. Within the S&P 500 Index, most sectors turned in positive performance. The utilities sector was the strongest performing sector, although the consumer staples and health care sectors also turned in double-digit returns. The economically sensitive financials and materials sectors were the weakest in the index.

Stock selection in the information technology sector weighed on relative results. Computer Sciences lowered its fiscal 2012 guidance due to concerns about the company’s near-term growth opportunities. The consumer discretionary sector also weighed on relative performance, driven by our holding of Whirlpool. Throughout the year, the firm reported disappointing earnings due to weak sales volumes and raw material inflation. Our overweight position in financials, the weakest performing sector in the index, also detracted from relative returns. However, positive stock selection helped to lessen the negative impact from sector allocation.

At the other end of the spectrum, the utilities sector was the largest contributor to relative performance, due to our overweight position in the strongest performing sector as well as stock selection. NiSource, a regulated electrical and natural gas utility company, reported strong third quarter earnings driven by its gas transmission and storage segment. The company also appeared positioned to benefit from infrastructure opportunities in the Marcellus and Utica regions.

Stock selection in the materials sector also provided a boost to relative performance, although our overweight position offset some of the positive impact. Our overweight position to paper and forest products, the only industry in the materials sector to post a positive return, aided relative returns. International Paper continued to benefit from its strong balance sheet and ability to manage costs. The company also appeared positioned to benefit from its recent acquisitions overseas.

While the level of uncertainty remains high, we are still cautiously optimistic. We do not believe the U.S. economy is heading for another recession. Instead, a “growth recession” with low economic growth and high unemployment appears likely. In our view, the increased volatility in the equity market reflects investor concern about issues such as the European sovereign debt crisis and the U.S. budget deficit. We continue to see reasonable odds for a good outcome in Europe and the U.S. We believe high-quality companies with cyclical exposure and attractive dividend yields have traded down to attractive levels.

The views and opinions in this report were current as of December 31, 2011 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time. Portfolio returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	S&P 500 Index
	10,000.00	10,000.00
2002	8,694.00	7,790.00
2003	10,923.14	10,024.55
2004	12,564.89	11,115.23
2005	13,083.82	11,660.98
2006	15,584.14	13,502.72
2007	16,089.06	14,244.56
2008	10,268.04	8,974.07
2009	12,855.59	11,348.61
2010	14,793.26	13,057.71
2011	14,663.08	13,333.23

Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years/Since Inception
Initial Class	-0.88%	-1.21%	3.90%
Class L	—	—	-1.99%

*Since inception on July 29, 2011.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2011

Sector	% of Portfolio Investments
Basic Materials	5.67%
Communications	11.63%
Consumer, Cyclical	7.31%
Consumer, Non-cyclical	14.48%
Energy	13.26%
Financial	17.65%
Industrial	13.12%
Short Term Investments	5.02%
Technology	4.49%
Utilities	7.37%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/11)	Ending Account Value (12/31/11)	Expenses Paid During Period (07/01/11 –12/31/11)

Initial Class
Actual	$1,000.00	$946.70	$4.09*

Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.24*

Class L
Actual	$1,000.00	$980.10	$4.85**

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.86***

*Expenses are equal to the Portfolio’s annualized expense ratio of 0.83% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

**Expenses are equal to the Portfolio’s annualized expense ratio of 1.15% for the Class L shares, multiplied by the average account value over the period, multiplied by 156/365 days to reflect the investment period.

***Expenses are equal to the Portfolio’s annualized expense ratio of 1.15% for the Class L shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 63 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GW Capital Management, LLC

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President & Chief Executive Officer 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer &

Treasurer

2008 (as Treasurer and

Investment Operations

Compliance Officer)

2010 (as Chief Financial

Officer, Treasurer, and

Investment Operations

Compliance Officer)

2011 (as Chief Financial

Officer & Treasurer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer & Treasurer, GW Capital Management, LLC

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 – 2010 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, GW Capital Management, LLC

Ryan L. Logsdon (1974) Assistant Vice President, Counsel & Secretary 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, GW Capital Management, LLC

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares		Value

COMMON STOCK
Basic Materials — 5.79%
78,100	EI du Pont de Nemours & Co	$3,575,418
64,100	International Flavors & Fragrances Inc	3,360,122
285,883	International Paper Co	8,462,137
129,200	MeadWestvaco Corp	3,869,540
101,800	Monsanto Co	7,133,126
180,100	Nucor Corp	7,126,557
151,000	Vulcan Materials Co (a)	5,941,850
		39,468,750

Communications — 11.87%
425,970	AT&T Inc	12,881,333
187,600	Cablevision Systems Corp Class A	2,667,672
113,771	CenturyLink Inc	4,232,281
314,000	Cisco Systems Inc	5,677,120
173,100	Comcast Corp Class A	4,104,201
260,900	Corning Inc	3,386,482
169,400	Harris Corp	6,105,176
146,800	McGraw-Hill Cos Inc	6,601,596
223,600	New York Times Co Class A (a)(b)	1,728,428
154,642	Telefonica SA (c)	2,664,191
277,533	Time Warner Inc	10,030,043
161,086	Verizon Communications Inc	6,462,770
983,600	Vodafone Group PLC (c)	2,741,594
224,100	Walt Disney Co	8,403,750
172,100	WPP PLC (c)	1,803,506
86,600	Yahoo! Inc (b)	1,396,858
		80,887,001

Consumer, Cyclical — 6.96%
78,000	General Motors Co (b)	1,581,060
62,650	Genuine Parts Co	3,834,180
84,900	Harley-Davidson Inc	3,300,063
233,500	Home Depot Inc	9,816,340
76,300	Kohl’s Corp	3,765,405
122,200	Macy’s Inc	3,932,396
69,550	Madison Square Garden Co Class A (b)	1,991,912
97,549	Marriott International Inc Class A	2,845,504
227,000	Mattel Inc	6,301,520
316,600	Staples Inc	4,397,574
7,900	Tiffany & Co	523,454
108,600	Whirlpool Corp	5,153,070
		47,442,478

Consumer, Non-cyclical — 14.79%
91,300	Amgen Inc	5,862,373
185,500	Archer-Daniels-Midland Co	5,305,300
88,500	Avery Dennison Corp	2,538,180
278,600	Avon Products Inc	4,867,142
117,600	Beam Inc	6,024,648
188,700	Bristol-Myers Squibb Co	6,649,788
129,100	Campbell Soup Co	4,291,284
105,100	Clorox Co	6,995,456

Shares			Value

Consumer, Non-cyclical — (continued)
172,800	ConAgra Foods Inc	$	4,561,920
96,000	H&R Block Inc		1,567,680
8,200	Hershey Co		506,596
152,400	Johnson & Johnson		9,994,392
115,100	Kimberly-Clark Corp		8,466,756
60,200	McCormick & Co Inc		3,035,284
215,000	Merck & Co Inc		8,105,500
65,400	Molson Coors Brewing Co Class B		2,847,516
96,000	PepsiCo Inc		6,369,600
398,688	Pfizer Inc		8,627,609
70,700	Quest Diagnostics Inc		4,104,842
			100,721,866

Energy — 13.54%
103,300	Anadarko Petroleum Corp		7,884,889
112,522	BP PLC Sponsored ADR		4,809,190
190,344	Chevron Corp		20,252,602
53,600	ConocoPhillips		3,905,832
89,800	Diamond Offshore Drilling Inc (a)		4,962,348
196,796	Exxon Mobil Corp		16,680,429
149,700	Murphy Oil Corp		8,344,278
70,300	Petroleo Brasileiro SA ADR		1,746,955
188,300	Royal Dutch Shell PLC ADR		13,762,847
91,500	Schlumberger Ltd		6,250,365
119,400	Spectra Energy Corp		3,671,550
			92,271,285

Financial — 18.03%
253,700	Allstate Corp		6,953,917
274,300	American Express Co		12,938,731
795,137	Bank of America Corp		4,420,962
189,900	Bank of New York Mellon Corp		3,780,909
90,300	Capital One Financial Corp		3,818,787
47,700	Chubb Corp		3,301,794
474,805	JPMorgan Chase & Co		15,787,266
184,300	Legg Mason Inc		4,432,415
158,827	Lincoln National Corp		3,084,420
41,000	Loews Corp		1,543,650
247,500	Marsh & McLennan Cos Inc		7,825,950
117,800	Morgan Stanley		1,782,314
144,800	Northern Trust Corp		5,742,768
118,100	NYSE Euronext		3,082,410
44,100	Och-Ziff Capital Management Group LLC Class A (b)		370,881
105,900	PNC Financial Services Group Inc		6,107,253
349,300	Regions Financial Corp		1,501,990
334,900	SLM Corp		4,487,660
130,600	Sun Life Financial Inc		2,418,712
235,400	SunTrust Banks Inc		4,166,580
396,100	US Bancorp		10,714,505
430,000	Wells Fargo & Co		11,850,800
145,013	Weyerhaeuser Co REIT		2,707,393
			122,822,067

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares				Value

Industrial — 13.40%
118,600	3M Co		$	9,693,178
85,700	Boeing Co			6,286,095
24,000	Canadian Pacific Railway Ltd (a)			1,624,080
115,022	Cooper Industries PLC Class A			6,228,441
108,100	Emerson Electric Co			5,036,379
82,600	Exelis Inc			747,530
105,600	Fortune Brands Home & Security Inc (b)			1,798,368
1,010,400	General Electric Co			18,096,264
143,400	Honeywell International Inc			7,793,790
161,700	Illinois Tool Works Inc			7,553,007
103,900	Ingersoll-Rand PLC Class A			3,165,833
42,900	ITT Corp			829,257
46,900	Lockheed Martin Corp			3,794,210
236,600	Masco Corp			2,479,568
129,700	Thermo Fisher Scientific Inc (b)			5,832,609
97,700	United Parcel Service Inc Class B			7,150,663
94,500	USG Corp (a)(b)			960,120
85,800	Xylem Inc			2,204,202
				91,273,594

Technology — 4.59%
134,300	Analog Devices Inc			4,805,254
372,300	Applied Materials Inc			3,987,333
189,500	Computer Sciences Corp			4,491,150
16,400	First Solar Inc (a)(b)			553,664
233,700	Hewlett-Packard Co			6,020,112
347,100	Microsoft Corp			9,010,716
81,600	Texas Instruments Inc			2,375,376
				31,243,605

Utilities — 7.53%
205,900	Duke Energy Corp			4,529,800
117,800	Entergy Corp			8,605,290
187,800	Exelon Corp			8,144,886
71,510	FirstEnergy Corp			3,167,893
324,900	NiSource Inc			7,735,869
80,100	Pinnacle West Capital Corp			3,859,218
97,200	PPL Corp			2,859,624
102,100	Progress Energy Inc			5,719,642
74,500	TECO Energy Inc			1,425,930
189,700	Xcel Energy Inc			5,243,308
				51,291,460

TOTAL COMMON STOCK — 96.50%
(Cost $625,191,921)		$		657,422,106

PREFERRED STOCK
Consumer, Cyclical — 0.50%
98,900	General Motors Co			3,399,687

TOTAL PREFERRED STOCK — 0.50%
(Cost $4,950,763)		$		3,399,687

Principal Amounta			Value

SHORT TERM INVESTMENTS
	Federal Home Loan Bank
100,000	0.00%, 01/03/2012(d)		100,000
6,100,000	0.01%, 01/25/2012		6,099,980
4,903,000	0.01%, 01/04/2012		4,902,995
2,536,000	Federal Home Loan Mortgage Corp(d)
	0.00%, 01/09/2012		2,535,999
6,800,000	Federal National Mortgage Association
	0.01%, 01/23/2012		6,799,979
TOTAL SHORT TERM INVESTMENTS — 3.00%
(Cost $20,438,953)		$	20,438,953

SECURITIES LENDING COLLATERAL
1,499,942	Undivided interest of 100.00% in a repurchase agreement (principal amount/value $1,500,000 with a maturity value of $1,500,005) with RBS Securities Inc, 0.03%, dated 12/30/11, to be repurchased at $1,499,942 on 1/3/12, collateralized by U.S. Treasury, 0.00% - 2.00%, 7/15/13 - 8/15/41, with a value of $1,530,003.		1,499,942

1,009,410	Undivided interest of 8.09% in a repurchase agreement (principal amount/value $12,478,256 with a maturity value of $12,478,367) with RBS Securities Inc, 0.08%, dated 12/30/11, to be repurchased at $1,009,410 on 1/3/12, collateralized by Freddie Mac, 2.50% - 8.00%, 4/1/12 - 10/1/47, with a value of $12,727,957.		1,009,410

2,999,884	Undivided interest of 13.49% in a repurchase agreement (principal amount/value $22,250,000 with a maturity value of $22,250,074) with RBC Capital Markets Corp, 0.03%, dated 12/30/11, to be repurchased at $2,999,884 on 1/3/12, collateralized by various U.S. Government Agency securities, 4.00% - 6.00%, 3/15/39 - 12/20/41, with a value of $22,703,708.		2,999,884

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Securities Lending Collateral — (continued)
$ 1,499,942	Undivided interest of 12.50% in a repurchase agreement (principal amount/value $12,000,000 with a maturity value of $12,000,133) with Goldman Sachs & Co., 0.10%, dated 12/30/11, to be repurchased at $1,499,942 on 1/3/12, collateralized by various U.S. Government Agency securities, 2.16% - 6.50%, 4/1/20 - 12/1/48, with a value of $12,240,000.	$	1,499,942

2,999,884	Undivided interest of 14.09% in a repurchase agreement (principal amount/value $21,300,000 with a maturity value of $21,300,118) with JP Morgan Securities, 0.05%, dated 12/30/11, to be repurchased at $2,999,884 on 1/3/12, collateralized by Federal Home Loan Mortgage Corp, 2.13% - 5.94%, 6/1/24 - 3/1/41, with a value of $21,726,050.		2,999,884

1,499,942	Undivided interest of 8.11% in a repurchase agreement (principal amount/value $18,500,000 with a maturity value of $18,500,103) with HSBC Securities (USA) Inc, 0.05%, dated 12/30/11, to be repurchased at $1,499,942 on 1/3/12, collateralized by U.S. Treasury, 0.25% - 4.25%, 10/31/13 - 11/15/40, with a value of $18,870,075.		1,499,942

Principal Amount		Value

Securities Lending Collateral — (continued)
$ 2,999,884	Undivided interest of 12.22% in a repurchase agreement (principal amount/value $24,550,891 with a maturity value of $24,551,027) with Merrill Lynch, Pierce, Fenner & Smith, 0.05%, dated 12/30/11, to be repurchased at $2,999,884 on 1/3/12, collateralized by various U.S. Government Agency securities, 0.00% - 6.75%, 1/3/12 - 3/1/47, with a value of $25,041,921.	$	2,999,884

TOTAL SECURITIES LENDING COLLATERAL — 2.13% (Cost $14,508,888)		$	14,508,888

TOTAL INVESTMENTS — 102.13% (Cost $665,090,525)		$	695,769,634

OTHER ASSETS & LIABILITIES, NET — (2.13)%		$	(14,543,014)

TOTAL NET ASSETS — 100.00%		$	681,226,620

(a)	A portion or all of the security is on loan at December 31, 2011.
(b)	Non-income producing security
(c)	Foreign security is fair valued under procedures adopted by the Board of Directors.
(d)	The security’s yield to maturity was less than 0.01%
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Security classes presented herein are not necessarily the same as those used for determining the Portfolio’s compliance with its investment objectives and restrictions, as the Portfolio uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

Maxim T. Rowe Price Equity/Income Portfolio

ASSETS:
Investments in securities, market value (including $14,152,147 of securities on loan)(a)	$695,769,634
Cash	2,170,833
Dividends and interest receivable	1,405,755
Subscriptions receivable	800,836

Total Assets	700,147,058

LIABILITIES:
Payable to investment adviser	474,523
Payable upon return of securities loaned	14,508,888
Redemptions payable	3,937,009
Payable for distribution fees	18

Total Liabilities	18,920,438

NET ASSETS	$681,226,620

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,788,214
Paid-in capital in excess of par	680,615,832
Net unrealized appreciation on investments and foreign currency translations	30,679,108
Undistributed net investment income	12,249
Accumulated net realized loss on investments and foreign currency transactions	(34,868,783)

TOTAL NET ASSETS
Initial Class	$681,158,759

Class L	$67,861

CAPITAL STOCK:
Authorized
Initial Class	125,000,000
Class L	35,000,000
Issued and Outstanding
Initial Class	47,874,943
Class L	7,199

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$14.23

Class L	$9.43

(a) Cost of investments	$665,090,525

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the fiscal year ended December 31, 2011

Maxim T. Rowe Price Equity/Income Portfolio

INVESTMENT INCOME:
Interest	$6,069
Income from securities lending	96,566
Dividends	18,446,450
Foreign withholding tax	(123,844)

Total Income	18,425,241

EXPENSES:
Audit fees	19,267
Bank and custodian fees	26,186
Management fees	5,410,695
Investment administration fees	93,869
Distribution fees - Class L	39
Other	79,867

Total Expenses	5,629,923

Less amount reimbursed by investment adviser	27,638
Less amount waived by distributor - Class L	12

Total amount reimbursed and waived	27,650

Net Expenses	5,602,273

NET INVESTMENT INCOME	12,822,968

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	17,592,933
Change in net unrealized depreciation on investments and foreign currency translations	(32,885,984)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(15,293,051)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,470,083)

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2011 and 2010

Maxim T. Rowe Price Equity/Income Portfolio	2011	2010

OPERATIONS:
Net investment income	$12,822,968	$11,376,429
Net realized gain on investments and foreign currency transactions	17,592,933	3,163,455
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(32,885,984)	78,381,254

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,470,083)	92,921,138

DISTRIBUTIONS TO SHAREHOLDERS:
Initial Class	(12,751,054)	(11,396,005)
Class L	(2,551)	N/A

From net investment income	(12,753,605)	(11,396,005)

Total Distributions	(12,753,605)	(11,396,005)

CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	265,287,449	315,516,365
Class L	68,929	N/A
Shares issued in reinvestment of distributions
Initial Class	12,751,054	11,396,005
Class L	2,551	N/A
Shares redeemed
Initial Class	(279,182,157)	(302,659,458)
Class L	(2,884)	N/A

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,075,058)	24,252,912

Total Increase (Decrease) in Net Assets	(16,298,746)	105,778,045

NET ASSETS:
Beginning of year	697,525,366	591,747,321

End of year (a)	$681,226,620	$697,525,366

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	18,538,916	23,678,800
Class L	7,224	N/A
Shares issued in reinvestment of distributions	–
Initial Class	889,414	826,751
Class L	273	N/A
Shares redeemed
Initial Class	(19,218,629)	(22,552,200)
Class L	(298)	N/A

Net Increase	216,900	1,953,351

(a) Including undistributed net investment income:	$12,249	$0

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	0000000	0000000	0000000	0000000	0000000	0000000
	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim T. Rowe Price Equity/Income Portfolio - Initial Class
NET ASSET VALUE, BEGINNING OF YEAR	$14.63	$12.95	$10.54	$18.86	$20.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.24	0.23	0.43	0.37
Net realized and unrealized gain (loss)	(0.40)	1.68	2.41	(7.07)	0.28

Total Income (Loss) From Investment Operations	(0.13)	1.92	2.64	(6.64)	0.65

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.24)	(0.23)	(0.43)	(0.37)
From net realized gains	–	–	–	(1.25)	(1.46)

Total Distributions	(0.27)	(0.24)	(0.23)	(1.68)	(1.83)

NET ASSET VALUE, END OF YEAR	$14.23	$14.63	$12.95	$10.54	$18.86

TOTAL RETURN(a)	(0.88%)	15.07%	25.20%	(36.18%)	3.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$681,159	$697,525	$591,747	$467,752	$1,038,454
Ratio of expenses to average net assets
Before reimbursement	0.83%	0.83%	0.84%	0.83%	0.82%
After reimbursement	0.83%	0.83%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets
Before reimbursement	1.90%	1.82%	2.10%	2.39%	1.79%
After reimbursement	1.90%	1.82%	2.11%	2.40%	1.79%
Portfolio turnover rate(b)	28%	19%	30%	31%	28%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim T. Rowe Price Equity/Income Portfolio—Class L
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31
Net realized and unrealized loss	(0.51)

Total Loss From Investment Operations	(0.20)

LESS DISTRIBUTIONS:
From net investment income	(0.37)
From net realized gains	–

Total Distributions	(0.37)

NET ASSET VALUE, END OF PERIOD	$9.43

TOTAL RETURN(b)	(1.99%)	(c) (d)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$68
Ratio of expenses to average net assets
Before reimbursement and waiver	185.59%	(e)
After reimbursement and waiver	1.05%	(e)
Ratio of net investment income to average net assets
Before reimbursement and waiver	(182.48%)	(e)
After reimbursement and waiver	2.06%	(e)
Portfolio turnover rate(f)	28%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

Notes to Financial Statements

As of December 31, 2011

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-three portfolios. Interests in the Maxim T. Rowe Price Equity/Income Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek substantial dividend income and also long-term capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Portfolio offers two share classes, referred to as Initial Class and Class L shares. All shares of the Portfolio represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Initial Class shares are not subject to any distribution fees, and Class L shares are subject to an annual distribution fee of 0.25% of the Portfolio’s annual average net assets attributable to Class L shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to each class of shares of the Portfolio by the number of issued and outstanding shares of each class of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and U.S. and foreign news sources.

Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Short Term Investments:	Amortized cost.

Securities Lending Collateral:	Matures next day and therefore priced at par.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. At no point during the year did the Portfolio hold securities valued with Level 3 inputs.

The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year.

	Level 1	Level 2	Level 3	Total
Assets
Equity Investments:
Domestic Common Stock	$650,212,815	$—	$—	$650,212,815
Foreign Common Stock	—	7,209,291	—	7,209,291
Preferred Stock	—	3,399,687	—	3,399,687
Short Term Investments	—	20,438,953	—	20,438,953
Securities Lending Collateral	—	14,508,888	—	14,508,888

Total	$650,212,815	$45,556,819	$0	$695,769,634

Total Investments(a)	$650,212,815	$45,556,819	$0	$695,769,634

(a)	Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in the Fund, may invest in repurchase agreement transactions as a form of security lending collateral, that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio’s policy complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Portfolio intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed net investment income and capital gains. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolio did not incur any interest or penalties.

The Portfolio files U.S. Federal and State tax returns. The statute of limitations on the Portfolio’s U.S. Federal tax returns remain open for the fiscal years ended 2008 through 2011. The statute of limitations on the Portfolio’s State tax returns may remain open for an additional year depending on the jurisdiction.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU No. 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASU No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 does not have an impact on the Portfolio’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Portfolio is evaluating the impact, if any, of ASU No. 2011-04 on the financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC doing business as Maxim Capital Management, LLC (the Adviser), a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio. However, the investment adviser is required by contract to reimburse the Portfolio for any expenses which exceed an annual rate, including management fees, of 0.95% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. The Adviser has entered into a sub-advisory agreement with T. Rowe Price Associates Inc. The Portfolio is not responsible for payment of the sub-advisory fees.

FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolios until May 13, 2011 when the service moved to an unaffiliated vendor.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. The Portfolio has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by MCM in consideration for MCM providing initial capital to the Portfolio. The amount waived, if any, is reflected in the Statement of Operations.

The total compensation paid to the independent directors with respect to all sixty-three portfolios for which they serve as Directors was $238,800 for the year ended December 31, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $184,098,965 and $182,141,130, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2011, the U.S. Federal income tax cost basis was $671,703,091. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $112,903,674 and gross depreciation of securities in which there was an excess of tax cost over value of $88,837,131 resulting in net appreciation of $24,066,543.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Portfolio also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2011 the Portfolio had securities on loan valued at $14,152,147 and received collateral of $14,508,888 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements were jointly purchased with other Portfolios and in the event of a default by the counterparty, all Portfolios would share ratably in the collateral.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were from ordinary income in the amount of $12,753,605 and $11,396,005, respectively.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$	12,249
Undistributed capital gains		-

Net accumulated earnings		12,249

Net unrealized appreciation on investments		24,066,543
Capital loss carryforwards		(25,219,890)
Post-October losses		(3,036,330)

Tax composition of capital	$	(4,177,428)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2011 the Portfolio reclassified permanent book and tax differences of $57,112 from undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. For the year ended December 31, 2011, the Portfolio utilized $12,879,664 of capital loss carryforwards and had available for federal income tax purposes unused capital loss carryforwards of $25,219,890. Pre-enactment net capital losses consist of $25,219,890 which expire in the year 2017.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2011, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

8.	LEGAL PROCEEDINGS

Two lawsuits have been filed relating to the Portfolio’s investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, the Fund and MCM were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, the Fund was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the District of Colorado. The Portfolio was also named as a defendant in this lawsuit. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

Management cannot predict the outcome of these lawsuits. The lawsuits allege no misconduct by the Fund, MCM, or the Portfolio, and the Fund, MCM, and the Portfolio intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value. The value of the proceeds received by the Portfolio in connection with the leveraged buyout is approximately $14,059,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim T. Rowe Price Equity/Income Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2012

ITEM 2.   CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $418,850 for fiscal year 2010 and $610,000 for fiscal year 2011.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $84,800 for fiscal year 2010 and $79,500 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $238,700 for fiscal year 2010 and $263,400 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1)  Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund’s auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2010 equaled $1,060,100 and for fiscal year 2011 equaled $2,329,700.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)            (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

                (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

                (3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 28, 2012